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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 24, 2004

                           ALLIS-CHALMERS CORPORATION
                           --------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                                              1-2199
          --------                                              ------
(State or Other Jurisdiction                           (Commission File Number)
      of Incorporation)

                                   39-0126090
                                   ----------
                                (I.R.S. Employer
                               Identification No.)

                           5075 WESTHEIMER, SUITE 890
                              HOUSTON, TEXAS 77056
                              --------------------
               (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 369-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.05 AMENDMENT TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION
OF THE CODE OF ETHICS.

On November 24, 2004, the Company's Board of Directors adopted a revised Code of Ethics. The revised Code of Ethics differs from the Company's prior Code of Ethics in that the revised Code of Ethics applies to all employees of the Company, and, in addition, the revised Code of Ethics describes in greater detail the types of transactions and activities that are prohibited. In addition, the revised Code of Ethics requires certain managers of the Company to sign annual certifications attesting that they are not aware of any violations of the Code of Ethics.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibit 14.1 Code of Ethics



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ALLIS-CHALMERS CORPORATION





                                         /S/ VICTOR M. PEREZ
                                         ---------------------------
                                         BY: VICTOR M. PEREZ
                                         CHIEF FINANCIAL OFFICER


DATE: NOVEMBER 30, 2004




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Exhibit Index


Description                                     Exhibit No.
--------------------------------                ------------------------
Code of Ethics                                  14.1